(Official Form 1)(9/97)
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FORM B1                 UNITED STATES BANKRUPTCY COURT                                         VOLUNTARY
                              DISTRICT OF DELAWARE                                             PETITION
------------------------------------------------------------------------------------------------------------------------
Name of Debtor (if individual, enter Last, First, Middle):            Name of Joint Debtor (Spouse)(Last, First, Middle):
EPIC RESORTS - VACATION SHOWPLACE, LLC                                N/A
------------------------------------------------------------------------------------------------------------------------
All Other Names used by the Debtor in the last 6 years (include       All Other Names used by the Joint Debtor in the
married, maiden, and trade names):                                    last 6 years (include married, maiden, and trade
                                                                      names):
NONE                                                                  N/A
------------------------------------------------------------------------------------------------------------------------
Soc. Sec./Tax I.D. No. (if more than one, state all):                 Soc. Sec/Tax I.D. No. (if more than one, state all):
23-2979515                                                            N/A
------------------------------------------------------------------------------------------------------------------------
Street Address of Debtor (No. & Street, City, State & Zip Code):      Street Address of Joint Debtor (No. & Street, City,
                                                                      State & Zip Code):
1150 FIRST AVENUE, SUITE 900                                          N/A
KING OF PRUSSIA, PENNSYLVANIA 19406
------------------------------------------------------------------------------------------------------------------------
County of Residence or of the Principal Place of Business:            County of Residence or of the Principal Place of
                                                                      Business:
MONTGOMERY                                                            N/A
------------------------------------------------------------------------------------------------------------------------
Mailing Address of Debtor (if different from street address):         Mailing Address of Debtor (if different from
                                                                      street address):
                                                                      N/A
------------------------------------------------------------------------------------------------------------------------
Location of Principal Assets of Business Debtor (if different from street address above):
TROY, MI            TORRANCE, CA             MINNETONKA, MN           ROLLING MEADOWS, IL
------------------------------------------------------------------------------------------------------------------------
     Information Regarding the Debtor (Check the Applicable Boxes)
------------------------------------------------------------------------------------------------------------------------
Venue (Check any applicable box)
|_|  Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|X|  There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
------------------------------------------------------------------------------------------------------------------------
     Type of Debtor (Check all boxes that apply)                      Chapter or Section of Bankruptcy Code Under Which
                                                                                  the Petition is Filed
                                                                      (Check one box)
|_| Individual(s)                       |_| Railroad                  |_| Chapter 7                    |_| Chapter 13
|_| Corporation                         |_| Stockbroker               |X| Chapter 11                   |_| Chapter 12
|_| Partnership                         |_| Commodity Broker          |_| Chapter 9
|X| Other LIMITED LIABILITY COMPANY                                   |_| Sec. 304 - Case ancillary
                                                                          to foreign proceeding
------------------------------------------------------------------------------------------------------------------------

Nature of Debts (Check one box)                                       Filing Fee (Check one box)
|_| Consumer/Non-Business               |X| Business                  |X| Full filing Fee attached
------------------------------------------------------------
Chapter 11 Small Business (Check all boxes that apply)                |_| Filing Fee to be paid in installments
|_| Debtor is a small business as defined in 11                           (Applicable to individuals only) Must
    U.S.C. ss. 101                                                        attach signed application for the court's
|_| Debtor is and elects to be considered a small business                consideration certifying that the debtor
    under 11 U.S.C. ss. 1126(c) Optional                                  is unable to pay fee except in installments.
                                                                          Rule 1006(b). See Official Form No.3.
------------------------------------------------------------------------------------------------------------------------
Statistical/Administrative Information (Estimates only)                                             THIS SPACE IS FOR
|X| Debtor estimates that funds will be available for distribution to unsecured creditors           COURT USE ONLY

|_| Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

Estimated Number of Creditors   1-15    16-49     50-99     100-199   200-999   1,000-over
                                |X|      |_|       |_|        |_|       |_|       |_|

Estimated Assets: On a Consolidated basis
 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to   More than
$50,000  $100,000     $500,000    $1 million   $10 million    $50 million     $100 million   $100 million*
  |_|      |_|           |X|         |_|           |_|           |_|            |_|             |_|

Estimated Debts: On a consolidated basis
 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to   More than
$50,000  $100,000     $500,000    $1 million   $10 million    $50 million     $100 million   $100 million*
  |_|      |_|           |X|         |_|           |_|           |_|            |_|             |_|
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

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Voluntary Petition                                                    Name of Debtor(s): FORM B1, Page 2
(This page must be completed and filed in every case)                 EPIC RESORTS - VACATION SHOWPLACE, LLC
------------------------------------------------------------------------------------------------------------------------
         Prior Bankruptcy Case Filed Within Last 6 Years (if more than one, attach additional sheet)
------------------------------------------------------------------------------------------------------------------------
Location Where Filed:                                                 Case Number:                 Date Filed:
------------------------------------------------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (if more than one, attach additional sheet)
------------------------------------------------------------------------------------------------------------------------
Name of Debtor:  SEE ANNEX I ATTACHED HERETO.                         Case Number: 01-02459        Date Filed: JULY 19, 2001
------------------------------------------------------------------------------------------------------------------------
District: DELAWARE                                                    Relationship: AFFILIATE      Judge: MARY F. WALRATH
------------------------------------------------------------------------------------------------------------------------
                           Signatures
------------------------------------------------------------------------------------------------------------------------
            Signature(s) of Debtor(s) (Individual/Joint)              Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided      I declare under penalty of perjury that the
in this petition is true and correct.                                 information provided in this petition is true
(If petitioner is an individual whose debts are primarily             and correct, and that I have been authorized
consumer debts and has chosen to file under chapter 7) I am           to file this petition on behalf of the debtor.
aware that I may propose under chapter 7, 11, 12 or 13 of title
11, United States Code, understand the relief available under         The debtor requests relief in accordance with
each such chapter, and choose to proceed under chapter 7.             the chapter of title 11, United States Code,
I request relief in accordance with the chapter of title 11,          specified in this petition.
United States Code, specified in this petition.
                                                                      /s/ Anthony H. N. Schnelling
                                                                      -----------------------------------------
                                                                        Signature of Authorized Individual
X _____________________________________________________
      Signature of Debtor                                             ANTHONY H.N. SCHNELLING

X _____________________________________________________               CHAPTER 11 TRUSTEE
      Signature of Joint Debtor                                       ----------------------------------------------
                                                                      Title of Individual Authorized by Debtor to File
                                                                      this Petition
  _____________________________________________________
      Telephone Number (if not represented by attorney)

  _____________________________________________________
      Date                                                            May 16, 2002
                                                                      -----------------------------------------------
                                                                      Date
------------------------------------------------------------------------------------------------------------------------
          Signature of Attorney                                       Signature of Non-Attorney Petition Preparer

X         /s/  KEVIN GROSS                                            I certify that I am a bankruptcy petition preparer
 -----------------------------------------------------                as defined in 11 U.S.C.ss. 110, that I prepared
         Signature of Attorney for Debtor(s)                          this document for compensation, and that I have
         KEVIN GROSS, ESQ.                                            provided the debtor with a copy of this document.
         ROSENTHAL, MONHAIT, GROSS & Goddess, P.A.
         SUITE 1401                                                     ____________________________________________
         MELLON BANK CENTER                                             Printed Name of Bankruptcy Petition Preparer
         P.O. BOX 1070
         WILMINGTON, DE 19899                                           ____________________________________________
                                                                        Social Security Number
May 16, 2002
----------------------------------------------------                    ____________________________________________
      Date                                                              Address

    Exhibit A                                                           ____________________________________________
     (To be completed if debtor is required to file                     Names and Social Security numbers of all other
     periodic reports (E.G., forms 10K and 10Q) with                    individuals who prepared or assisted in
     the Securities and Exchange Commission pursuant                    preparing this document:
     to Section 13 or 15d of the Securities Exchange
     Act of 1934 and is requesting relief under chapter                 If more than one person prepared this document,
     11)                                                                attach additional sheets conforming to the
                                                                        appropriate official form for each person.
|_|  Exhibit A is attached and made a part of this petition
                                                                        ____________________________________________
                                                                        Signature of Bankruptcy Petition Preparer
                     EXHIBIT B
                                                                        ____________________________________________
     (To be completed if debtor is an individual whose debts            Date
     are primarily consumer debts)
                                                                        A bankruptcy petition preparer's failure to
I, the attorney for the petitioner named in the foregoing               comply with the provisions of title 11 and the
petition, declare that I have informed the petition that [he            Federal Rules of Bankruptcy Procedure may
or she] [may proceed under chapter 7, 11, 12 or 13 of title             result in fines or imprisonment or both. 11
11, United States Code, and have explained the relief available         U.S.C. Section 110; 18 U.S.C. Section 156.
under each such chapter.

X____________________________________________________________
 Signature of Attorney for Debtor(s)                Date
------------------------------------------------------------------------------------------------------------------------

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                   )     Chapter 11
                                         )
EPIC RESORTS-VACATION                    )     Case No. 02-_________ (MFW)
SHOWPLACE, LLC,                          )
                        Debtor.          )


              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS

     Following is a list of the Debtor's creditors holding the 20 largest unsecured claims. The list has been prepared in accordance with Fed. R. Bankr.
P. 1007(d) for filing in this Chapter 11 case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C.ss.101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims. The list also does not include holders of contingent or unliquidated claims, claims held by any of the Debtor's employees, or intercompany claims.

     The claim amounts are as of April 1, 2002

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
NO.    NAME OF CREDITOR AND     NAME, TELEPHONE NUMBER      NATURE OF CLAIM     INDICATE IF    AMOUNT OF CLAIM
       COMPLETE MAILING         AND COMPLETE MAILING        (TRADE DEBT, BANK   CLAIM IS       (IF SECURED
       ADDRESS INCLUDING        ADDRESS INCLUDING ZIP       LOAN, GOVERNMENT    CONTINGENT,    ALSO STATE VALUE
       ZIP CODE                 CODE OF EMPLOYEE,           CONTRACT, ETC.)     UNLIQUIDATED,  OF SECURITY)
                                AGENT OR DEPARTMENT OF                          DISPUTED OR
                                CREDITOR FAMILIAR WITH                          SUBJECT TO
                                CLAIM WHO MAY BE                                SETOFF
                                CONTACTED
----------------------------------------------------------------------------------------------------------------
1.     Gateway Industries,      Michael Welch, Esq.         Rent                Disputed       $202,635.40
       Inc.                     900 Circle 75 Parkway
       2000 Powers Ferry Rd.    Suite 1330
       Suite 2-1                Atlanta, GA 30339
       Marietta, GA 30067       770-850-1900

----------------------------------------------------------------------------------------------------------------
2.     Ronsen Company, Inc.     Lawrence Swistak            Trade Debt          Disputed       $136,585.04
       28555 Orchard Lake       30445 Northwestern
       Rd.                      Highway
       Farmington Hills, MI     Suite 140
       84334                    Farmington Hills, MI
                                48334
                                248-851-8000
-------------------------------------------------------------------------------------------------------------
3.     Starwood/SVP II, LLC     Susan Germaise, Esq.        Rent                Disputed       $86,522.00
       21515 Hawthorne          Liner, Yankelevitz,
       Blvd.                    Sunshire & Regenstreif
       Suite 850                3130 Wilshire Blvd.
       Torrance, CA 90503       Santa Monica, CA 90403
                                310-453-5900
-------------------------------------------------------------------------------------------------------------
4.     Gould, Inc.              Nathan Coco, Esq.           Trade Debt          Disputed       $53,131.00
       34929 Curtis             McDermott, Will and Emery
       Boulevard                227 West Monroe Street
       Eastlake, OH             Chicago, IL 60606-5096
       44095-5120               312-984-3658

-------------------------------------------------------------------------------------------------------------
5.     Nino Salvaggio           Robert Germani, Esq.        Rent                               $22,642.00
       Investment Company       301 S. Castell
       of Troy, Ltd.            Rochester, MI 48307
       27900 Harper Avenue      248-601-4318
       St. Clair Shores, MI
       48081

-------------------------------------------------------------------------------------------------------------
6.     Russell-Jeatran-Fleming  Russell-Jeatran-Fleming     Rent                               $13,190.46
       Industries, Inc.         Industries, Inc.
       14601 27th Ave. North    c/o Thomas W. Burton
       Suite 104                1900 Foshay Tower
       Plymouth, MN             821 Marquette Avenue
       55447-4819               South
                                Minneapolis, MN 55402
                                612-904-2323
-------------------------------------------------------------------------------------------------------------

         DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A CORPORATION

     I, the undersigned authorized agent of the corporation named as the Debtor in this case, declare under penalty of perjury that I have read the foregoing "List of Creditors Holding 20 Largest Unsecured Claims" and that it is true and correct to the best of my knowledge, information and belief.

Dated:   May 16, 2002

                                      EPIC RESORTS-VACATION SHOWPLACE, LLC


                                      By: /s/ Anthony H.N. Schnelling
                                         ------------------------------
                                          Name: Anthony H.N. Schnelling
                                          Title: Chapter 11 Trustee

                                     ANNEX I

     The following affiliated entities are Debtors in a jointly administered Chapter 11 proceeding captioned:


In re:                                    )     Chapter 11
                                          )
EPIC CAPITAL CORPORATION, et al.,         )     Case No. 01-2458 (MFW)
                                          )
         Debtors                          )     Jointly Administered



1.   Epic Capital Corporation
2.   Epic Resorts, LLC
3.   Epic Resorts Management, LLC
4.   Epic Resorts-Palm Springs Marquis Villas, LLC

                                    ANNEX II

Name of attorneys representing the Trustee:


         Kevin Gross, Esq.
         Rosenthal, Monhait, Gross & Goddess, P.A.
         Suite 1401
         Mellon Bank Center
         P.O. Box 1070
         Wilmington, DE 19899
         (302) 656-4433

                  -  and  -

         Robin E. Keller, Esq.
         Stroock & Stroock & Lavan, LLP
         180 Maiden Lane
         New York, New York 10038
         (212) 806-5400

                       WRITTEN CONSENT OF THE SOLE MEMBER

                    OF EPIC RESORTS - VACATION SHOWPLACE, LLC
                         -------------------------------

               Pursuant to Section 18-404(d) and Section 18-304(a)
                  of the Delaware Limited Liability Company Act
                        --------------------------------

     The undersigned, being the sole Member (the "Member") of EPIC RESORTS - VACATION SHOWPLACE, LLC, a Delaware limited liability company (the "LLC"), hereby waives notice of, and dispenses with the holding of, a meeting and adopts the following resolutions:

               RESOLVED, that in the judgment of the Member, it is desirable and in the best interest of the LLC, the Member, its creditors, stockholders and other interested parties, that the LLC file a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"); and it is further

               RESOLVED, that the filing by the LLC of a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") be, and it hereby is, authorized and approved; and it is further

               RESOLVED, that Anthony H. N. Schnelling is hereby authorized, empowered and directed to execute and deliver such instruments and agreements and any other related documents, and to take all such other actions, in the name and on behalf of the LLC, as Anthony H. N. Schnelling may deem necessary, appropriate or advisable in order to carry into effect all other transactions contemplated by the foregoing resolutions, the execution of such instruments or agreements and the taking of such other action to be conclusive evidence of such approval; and it is further

               RESOLVED, that any and all acts taken and any and all agreements or other instruments executed on behalf of the LLC by the Member prior to the execution hereof with regard to any of the transactions or agreements authorized or approved by any or all of the foregoing resolutions are hereby ratified, confirmed, adopted and approved.

     IN WITNESS WHEREOF, the undersigned has executed this written consent as of the date hereof.

Dated:  MAY 16, 2002

                                         EPIC RESORTS, LLC, its sole Member


                                         By: /s/ Anthony H.N. Schnelling
                                             -------------------------------
                                             Name:  Anthony H.N. Schnelling
                                             Title: Trustee